UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

May 19, 2015

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)
(415) 427-0100
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 19, 2015, The Gap, Inc. (“the Company”) held its annual meeting of shareholders (“Annual Meeting”) in San Francisco, California. As of March 23, 2015, the Company’s record date for the Annual Meeting, there were a total of 419,734,675 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 367,501,536 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.
The shareholders of the Company voted on the following items at the Annual Meeting:

1.	Election of the Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Domenico De Sole	344,191,874	739,126	625,832	21,944,704
Robert J. Fisher	270,010,496	73,058,149	2,488,187	21,944,704
William S. Fisher	344,028,262	912,926	615,644	21,944,704
Isabella D. Goren	340,927,270	4,010,432	619,130	21,944,704
Bob L. Martin	342,579,756	2,359,893	617,183	21,944,704
Jorge P. Montoya	344,204,911	735,242	616,679	21,944,704
Art Peck	344,318,502	622,280	616,050	21,944,704
Mayo A. Shattuck III	340,341,262	2,708,830	2,506,740	21,944,704
Katherine Tsang	344,604,569	334,969	617,294	21,944,704
Padmasree Warrior	340,910,239	4,017,756	628,837	21,944,704

Based on the votes set forth above, the director nominees were duly elected.

2.     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016.

For	Against	Abstain
365,524,934	1,298,291	678,311

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016 was duly ratified.

3.    Approval of the amendment and restatement of The Gap, Inc. Executive Management Incentive Compensation Award Plan.

For	Against	Abstain	Broker Non-Votes
342,297,236	2,576,356	683,240	21,944,704

Based on the votes set forth above, the amendment and restatement of The Gap, Inc. Executive Management Incentive Compensation Award Plan was approved.

4.    Approval, on an advisory basis, of the overall compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
341,656,588	3,214,861	685,383	21,944,704

Based on the votes set forth above, the overall compensation of the Company’s named executive officers was approved.

Item 9.01.    Exhibits.

10.1
Executive Management Incentive Compensation Award Plan, filed as Appendix A to the Company’s definitive proxy statement for its annual meeting of shareholders held on May 19, 2015, Commission File No. 1-7562.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date:	May 19, 2015	By:	/s/ Michelle A. Banks
Michelle A. Banks
Executive Vice President, Global General Counsel,
Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Executive Management Incentive Compensation Award Plan, filed as Appendix A to the Company’s definitive proxy statement for its annual meeting of shareholders held on May 19, 2015, Commission File No. 1-7562.